Van Kampen Small Cap Growth Fund
                          Item 77(O) 10F-3 Transactions
                        October 1, 2006 - March 31, 2007



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Hansen  11/15  6,250,  $12.00 $75,000  140,20    2.24%  0.70%   Morgan  JPMorg
Medica   /06    000             ,000      0                     Stanle    an
l Inc.                                                            y,     Chase
                                                                JPMorg
                                                                 an,
                                                                Thomas
                                                                Weisel
                                                                Partne
                                                                  rs
                                                                 LLC,
                                                                Leerin
                                                                  k
                                                                Swann
                                                                  &
                                                                Compan
                                                                  y

                                                                Credit
 First  11/16  20,000  $20.00 $400,00  38,800    0.19%  0.26%   Suisse  Credit
 Solar   /06    ,000           0,000                              ,     Suisse
 Inc.                                                           Morgan   First
                                                                Stanle  Boston
                                                                  y,
                                                                Piper
                                                                Jaffra
                                                                  y,
                                                                Cowen
                                                                 and
                                                                Compan
                                                                  y,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l,
                                                                ThinkE
                                                                quity
                                                                Partne
                                                                rs LLC

                                                                Credit
 First  11/16  20,000  $20.00 $400,00    300     0.00%  0.00%   Suisse  Credit
 Solar   /06    ,000           0,000                              ,     Suisse
 Inc.                                                           Morgan   First
                                                                Stanle  Boston
                                                                  y,
                                                                Piper
                                                                Jaffra
                                                                  y,
                                                                Cowen
                                                                 and
                                                                Compan
                                                                  y,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l,
                                                                ThinkE
                                                                quity
                                                                Partne
                                                                rs LLC
                                                                Merril
                                                                  l
Clearw  3/7/0  24,000  $25.00 $600,00  29,200    0.12%  0.24%   Lynch   Merril
  ire     7     ,000           0,000                            & Co.,     l
 Corp                                                           Morgan   Lynch
                                                                Stanle
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                Jeffer
                                                                ies &
                                                                Compan
                                                                  y,
                                                                Raymon
                                                                  d
                                                                James,
                                                                ThinkE
                                                                quity
                                                                Partne
                                                                  rs
                                                                 LLC,
                                                                Stifel
                                                                Nicola
                                                                  us